City National Rochdale Funds
Multi-Asset Fund
Servicing Class (CNIIX)
Class N (CNIAX)

Supplement dated July 22, 2016, to the Summary Prospectus, Prospectus and Statement of
Additional Information dated January 31, 2016, as supplemented

The Board of Trustees of City National Rochdale Funds (the “Trust”) has decided to liquidate the Multi-Asset Fund (the “Fund”) on or about September 29, 2016 (the “Liquidation Date”). In connection with the closing of the Fund, the Board of Trustees has directed City National Rochdale, LLC, the Fund’s investment adviser, to liquidate the Fund’s portfolio holdings in an orderly manner and to invest the proceeds in money market and other short term instruments.  Accordingly, the Fund has ceased to invest its assets in accordance with its stated investment policies.

Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust.  Investors may continue to redeem shares of the Fund.

Shareholders of the Fund may redeem their shares at any time before the Fund closes. Existing shareholders of the Fund may continue to exchange their Fund shares for shares of the same Class of other series of City National Rochdale Funds pursuant to procedures set forth in the Prospectus.  On the Liquidation Date, any remaining assets of the Fund will be paid to shareholders who have not redeemed their Fund shares by that date. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-023-0100